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[LOGO]
MFS(SM)
INVESTMENT MANAGEMENT

                                                                   Annual Report
                                                                 August 31, 1997

MFS(R) MANAGED SECTORS FUND

[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  6
Portfolio Concentration .................................................... 6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Tax Form Summary ........................................................... 9
Portfolio of Investments ...................................................10
Financial Statements .......................................................14
Notes to Financial Statements ..............................................21
Independent Auditors' Report ...............................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

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   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 43.92%, CLASS B SHARES 42.95%, AND CLASS I SHARES 43.37%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND'S STRONG PERFORMANCE CAN BE ATTRIBUTED TO A NUMBER OF FACTORS, INCLUDING ITS HOLDINGS IN TECHNOLOGY AND ENERGY, PARTICULARLY SEMICONDUCTORS IN THE TECHNOLOGY AREA AND OIL SERVICES IN THE ENERGY SECTOR.

   o SOME OF THE POSITIVE PERFORMANCE WAS OFFSET BY UNDERPERFORMING HOLDINGS IN THE GAMING INDUSTRY AND IN A FEW HEALTH MAINTENANCE ORGANIZATIONS.

   o CONDITIONS FOR FINANCIAL ASSETS HAVE CONTINUED TO BE EXTREMELY POSITIVE, AS MODEST ECONOMIC GROWTH AND TECHNOLOGY- DRIVEN PRODUCTIVITY GAINS HAVE HELPED KEEP INFLATIONARY PRESSURES IN CHECK.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A Keith Brodkin
--------------------------------
    A. Keith Brodkin
    Chairman and President

September 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Kenneth J. Enright]


Kenneth J. Enright

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 43.92%, Class B shares 42.95%, and Class I shares 43.37%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance. The Lipper Capital Appreciation Fund Index, which more closely reflects the Fund's objectives, returned 24.95% during the same period.

Q. WHAT DO YOU SEE AS SOME OF THE MAJOR REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST YEAR?
A. The strong performance can be attributed to a number of factors. First, technology and energy, two of the Fund's four sectors, had very strong results -- particularly semiconductors in the technology area and oil services in the energy sector. Both of these subsectors were dominant holdings for the Fund within their respective categories. Second, the Fund benefited when a number of its holdings, including McDonnell Douglas, Healthsource, Smith's Food and Drug, Equitable of Iowa, and ADT Ltd., were acquired during the year. Finally, Tyco International, one of the Fund's largest holdings, was up over 85% during the past 12 months, and its prospects for continued strong earnings growth have been bolstered by both strong internal fundamentals and a number of acquisitions, including that of ADT, which have added to earnings.

Q. A YEAR AGO, YOU SAID THE FUND HAD NARROWED ITS SECTOR FOCUS TO FOUR AREAS:
   TECHNOLOGY, ENERGY, HEALTH CARE, AND LEISURE. HAVE YOU MADE ANY IMPORTANT SHIFTS IN EMPHASIS AMONG SECTORS?
A. While the Fund continues to be invested in the four sectors outlined last year, as well as in the "other" category -- consisting of additional sectors that we feel have attractive prospects for the future -- significant changes within each sector have occurred. Specifically, the overall weighting in the energy sector was reduced modestly through the sales of two marine-supply boat companies, Tidewater and Seacor, on full valuation; a reduction in the Fund's Occidental Petroleum position; and the trimming of other oil service stocks on the basis of price strength. The technology weighting is about the same as last year, although there were numerous changes within the sector. The health care weighting was increased by over 3%, primarily through additions of both wholesale and retail drug distribution companies, as we believe the prospects for these segments of the industry are quite positive. Although gaming issues were sold due to weak fundamentals, the leisure category was increased by over 2% with the additions of a number of cellular telephone holdings and full-service hotel stocks. The latter group is expected to continue to prosper from strong demand and restricted supply for a number of years to come. Finally, the "other" category was reduced by 5% of total assets, and the number of holdings within that area were concentrated.

Q. WHAT ABOUT PARTICULAR STOCKS? ANY MAJOR CHANGES THERE?
A. Yes, as I mentioned, a number of companies were acquired, and those stocks were either sold, tendered, or are awaiting the consummation of their respective deals. In technology, the Fund's Intel holding was materially reduced during the summer as near-term earnings waned, while National Semiconductor and BMC Software were sold on price strength and Cabletron and Sybase were sold due to what we viewed as deteriorating prospects. On the buy side, positions were taken in Compaq Computer, Computer Associates International, Texas Instruments, IBM, Sony, and Teradyne.

   In health care, Pacific Health Systems, Coventry, and Pharmacia-Upjohn were sold, while other positions were established to take advantage of what we saw as more favorable prospects for the drug distribution industry, which is being driven by both earnings growth and continued consolidation. Smith's Food and Drug, Rite Aid, and CVS were purchased in the retail segment of that category, while new positions in Cardinal Health, McKesson, and AmeriSource gave us exposure to the wholesale segment. In addition, we initiated a significant position in Bristol-Myers Squibb because we believe this company's strong product flow should continue and even accelerate, despite its already attractive valuation relative to its peer group. Among leisure companies, weak-performing gaming stocks such as Showboat, MGM Grand, and Argosy were sold, while hotel stocks such as Host Marriott, Hilton Hotels, ITT, and LaQuinta were purchased. We also purchased the stocks of the cellular telephone companies AirTouch and Sprint.

Q. COULD YOU TALK ABOUT SOME OF YOUR HOLDINGS THAT PERFORMED BETTER THAN EXPECTED, AND WHY YOU THINK THEY DID WELL?
A. Our holdings in the oil services industry were a real standout for the Fund, as several companies contributed strongly to performance. These included Cooper Cameron, the Fund's largest holding in this area, which gained 146%; Camco, up 108%; BJ Services, up 92%; and Weatherford Enterra, up 60%. This industry has consolidated to a point at which there are now a few leaders in each segment; they have lowered their operating costs, upgraded their managements, and are operating in a positive environment that, in turn, is lending itself to higher capacity utilization and, thus, better pricing. In technology, the semiconductor area exhibited strong demand, benefiting well-positioned companies such as Intel, which gained 135%; National Semiconductor, up 62%; and Texas Instruments, up 70% since its purchase. Also, Compaq, which is up 98% since it was purchased, continues to gain market share, reduce costs, and move toward the "build-to-suit" model successfully executed by Dell Computer. Sun Microsystems, Computer Associates, and IBM also contributed to the Fund's technology-sector performance. AirTouch has increased 36% since its purchase, while Tyco International and ADT (which was acquired by Tyco this year) were both very strong performers.

Q. NOW, WHAT ABOUT SOME STOCKS OR SECTORS THAT DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Some of the positive performance was offset by holdings in the gaming industry and a few health care stocks, specifically those of health maintenance organizations (HMOs). As a result of deteriorating fundamentals, the Fund sold the gaming-related holdings Showboat, MGM Grand, and Argosy, and the HMOs Pacificare Health and Coventry. The Fund continues to hold Harrah's Entertainment, a geographically diverse gaming concern with a strong management team. We expect its 1998 results to improve materially, which should lead to better stock performance. Disappointing results were also associated with three companies, each undergoing corporate restructuring, and each in different industries:
   Telephone & Data Systems, Digital Equipment, and Occidental Petroleum. The Fund continues to believe that the value of each of these stocks is significantly above its current share price and that each company's management is taking positive steps to narrow the gap between its intrinsic value and its marketplace value.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. Economic conditions for financial assets have continued to be extremely positive over the past year, as modest economic growth and technology-driven productivity gains have kept inflationary pressures in check. Contributing to this near-perfect backdrop has been the prospect of additional fiscal discipline in Washington. These attributes have not gone unnoticed by investors, and stock market performance has been quite robust for each of the past three years. Unlike the previous two years, though, this market has been characterized by narrow breadth, with performance being driven by large-cap, multinational leaders in their respective industries, creating an environment in which stock selection, as opposed to sector weighting, has generally been the key to positive performance. As a result, valuations for many of those companies with visible, steady growth are at all-time highs. Fortunately, the Fund has had strong performance without significant exposure to many of these stocks, but we are increasingly wary of the impact these stocks may have on the overall market, given their historically high valuations.

Q. WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR DECISIONS FOR THE FUND?
A. While we currently see few reasons to believe this positive backdrop should not continue, investors have incorporated much of this good news into the market, so there appears to be little room for error at either the company or sector level. Regardless of the sector, we believe stock selection, driven by strong fundamental research, will continue to be the key factor in determining overweightings or underweightings versus the overall market.

   /s/ Kenneth J. Enright
   ------------------------------------
       Kenneth J. Enright
       Portfolio Manager

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   PORTFOLIO MANAGER'S PROFILE

   KENNETH J. ENRIGHT JOINED THE MFS RESEARCH DEPARTMENT IN 1986. A GRADUATE OF BOSTON STATE COLLEGE AND OF THE BABSON COLLEGE GRADUATE SCHOOL OF BUSINESS ADMINISTRATION, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1987 AND VICE PRESIDENT - INVESTMENTS IN 1988. MR. ENRIGHT BECAME PORTFOLIO MANAGER OF MFS() R MANAGED SECTORS FUND IN 1993. HE IS A CHARTERED FINANCIAL ANALYST (C.F.A.).

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

TYCO INTERNATIONAL LTD.               COMPUTER ASSOCIATES INTERNATIONAL, INC.
Manufacturer of fire protection,      Computer software company
packaging, and electronic equipment
                                      DIGITAL EQUIPMENT CORP.
TELEPHONE & DATA SYSTEMS, INC.        Computer manufacturing and networking
Provider of rural and local           company
telephone services
                                      HARRAH'S ENTERTAINMENT, INC.
COMPAQ COMPUTER CORP.                 Owner of gaming operations in several
Personal computer company             states

UNITED HEALTHCARE CORP.               ATMEL CORP.
Health maintenance organization       Manufacturer of electronic components
                                      and semiconductors
COOPER CAMERON CORP.
Manufacturer of oil and gas           EQUITABLE OF IOWA COS.
production equipment                  Life and health insurance company

LARGEST EQUITY SECTORS

Leisure                      20.9%

Technology                   32.7%

Miscellaneous                 3.4%
(Conglomerates, special
products/sevices)

Energy                       10.3%

Medical and Health
Technology and Services      15.9%

Other Sectors                16.8%


For a more complete breakdown, refer to the Portfolio of Investments.

--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:              THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE CAPITAL
                          APPRECIATION. AS MUCH AS 50% OF THE FUND'S ASSETS MAY
                          BE IN ONE SECTOR OR CASH.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  CLASS A:  SEPTEMBER 20, 1993
                          CLASS B:  DECEMBER 29, 1986
                          CLASS I:  JANUARY 2, 1997

  SIZE:                   $447.6 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of MFS Managed Sectors Fund - Class B shares in comparison to various market indicators. Class B share results do not reflect the deduction of any contingent deferred sales charge (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended August 31, 1997)


           MFS Managed         S&P 500         Lipper Capital
          Sectors Fund -      Composite         Appreciation     Consumer Price
            Class B             Index           Funds Index       Index - U.S.
          --------------      ---------        ---------------   --------------

8/92          $10,000          $10,000             $10,000          $10,000
8/93          $11,900          $11,500             $12,300          $10,300
8/94          $12,100          $12,200             $12,900          $10,600
8/95          $15,200          $14,800             $15,800          $10,900
8/96          $15,700          $17,500             $17,700          $11,200
8/97          $22,393          $24,644             $22,082          $11,405

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended August 31, 1997)

           MFS Managed         S&P 500         Lipper Capital
          Sectors Fund -      Composite         Appreciation     Consumer Price
            Class B             Index           Funds Index       Index - U.S.
          --------------      ---------        ---------------   --------------

8/87         $10,000           $10,000             $10,000          $10,000
8/89         $10,700           $11,400             $11,000          $10,900
8/91         $12,400           $13,800             $12,800          $11,900
8/93         $16,000           $17,200             $16,600          $12,700
8/95         $20,300           $22,000             $21,100          $13,300
8/97         $30,029           $36,711             $29,820          $14,044


AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class A)
  including 5.75% sales charge (SEC results)                        +35.67%          +21.13%          +17.02%          +11.40%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class A)
  at net asset value                                                +43.92%          +23.55%          +18.16%          +11.94%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B)
  with CDSC (SEC results)                                           +38.95%          +22.01%          +17.29%          +11.62%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class B)
  at net asset value                                                +42.95%          +22.68%          +17.50%          +11.62%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund (Class I)
  at net asset value                                                +43.37%          +22.80%          +17.57%          +11.66%
-----------------------------------------------------------------------------------------------------------------------------------
Average specialty/miscellaneous fund+                               +22.49%          +16.07%          +17.08%          +11.03%
-----------------------------------------------------------------------------------------------------------------------------------
Lipper Capital Appreciation Funds Index+                            +24.95%          +19.67%          +17.17%          +11.47%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                             +40.78%          +26.58%          +19.77%          +13.89%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*++                                             + 2.19%          + 2.55%          + 2.66%          + 3.45%
-----------------------------------------------------------------------------------------------------------------------------------

 +  Source: Lipper Analytical Services, Inc.
++  Source: CDA/Wiesenberger.
 * The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares. Because operating expenses attributable to Class B shares are greater than those of Class A shares, Class A share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   MFS MANAGED SECTORS FUND HAS DESIGNATED $23,914,768 AS A LONG-TERM CAPITAL GAIN.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 10.29%.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 96.6%
--------------------------------------------------------------------------------
ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
Energy - 10.3%
  Apache Corp.                                        142,500     $   5,655,469
  BJ Services Co.*                                     75,000         5,418,750
  Camco International, Inc.                            79,000         5,441,125
  Cooper Cameron Corp.*                               205,000        13,299,375
  Noble Drilling Corp.*                               125,000         3,554,688
  Occidental Petroleum Corp.                          219,770         5,150,859
  Weatherford Enterra, Inc.*                          165,000         7,600,312
                                                                  -------------
                                                                  $  46,120,578
--------------------------------------------------------------------------------
Leisure - 20.9%
  Aerial Communications, Inc.*                        275,000     $   2,389,063
  AirTouch Communications, Inc.*                      137,000         4,632,313
  Harrah's Entertainment, Inc.*                       525,000        11,779,687
  HFS, Inc.*                                          155,000         8,631,562
  Hilton Hotels Corp.                                 230,000         7,058,125
  Host Marriott Corp.*                                300,000         5,850,000
  ITT Corp.*                                           57,000         3,580,313
  LIN Television Corp.*                               145,500         6,902,156
  LaQuinta Inns, Inc.                                 153,300         3,219,300
  Promus Hotel Corp.*                                 175,000         6,792,187
  Telephone & Data Systems, Inc.                      830,000        32,785,000
                                                                  -------------
                                                                  $  93,619,706
--------------------------------------------------------------------------------
Medical and Health Technology and Services - 15.9%
  Aetna, Inc.                                          23,100     $   2,204,606
  AmeriSource Health Corp., "A"*                       66,800         3,344,175
  Bristol-Myers Squibb Co.                            105,500         8,018,000
  Cardinal Health, Inc.                                35,000         2,318,750
  Cigna Corp.                                          29,700         5,446,237
  Columbia/HCA Healthcare Corp.                        95,000         2,998,438
  CVS Corp.                                            60,000         3,382,500
  Genesis Health Ventures, Inc.*                      137,100         4,781,363
  McKesson Corp.##                                     56,600         5,302,712
  Medpartners, Inc.*                                  206,000         4,403,250
  Mid Atlantic Medical Services, Inc.*                 33,400           515,613
  Rite Aid Corp.                                       95,000         4,755,938
  Smith's Food & Drug Centers, Inc., "B"*              77,500         4,243,125
  St. Jude Medical, Inc.*                             142,000         5,404,875
  United Healthcare Corp.                             286,100        13,911,612
                                                                  -------------
                                                                  $  71,031,194
--------------------------------------------------------------------------------
Technology - 32.7%
  3Com Corp.*                                          83,500     $   4,169,781
  Analog Devices, Inc.*                               139,400         4,617,625
  Ascend Communications, Inc.*                         65,000         2,758,438
  Aspect Telecommunications Corp.*                    225,000         4,950,000
  Atmel Corp.*                                        325,000        11,496,875
  Cisco Systems, Inc.*                                 42,000         3,165,750
  Compaq Computer Corp.*                              239,000        15,654,500
  Computer Associates International, Inc.             180,000        12,037,500
  Digital Equipment Corp.*                            275,000        11,825,000
  Intel Corp.                                          45,000         4,145,625
  International Business Machines Corp.                76,000         7,666,500
  Loral Space & Communications Corp.*                 435,000         7,612,500
  Microsoft Corp.*                                     35,000         4,626,563
  Oracle Systems Corp.*                               158,500         6,042,812
  Sony Corp. (Japan)                                   64,000         5,572,139
  Spectrum Holobyte, Inc.*                            869,200         4,183,025
  Sprint Corp.                                        110,000         5,170,000
  Sun Microsystems, Inc.*                             135,000         6,480,000
  Synopsys, Inc.*                                     145,000         5,020,625
  Teradyne, Inc.*                                     132,000         7,350,750
  Texas Instruments, Inc.                              70,000         7,953,750
  WorldCom, Inc.*                                     133,000         3,981,688
                                                                  -------------
                                                                  $ 146,481,446
--------------------------------------------------------------------------------
Other - 16.8%
  AGCO Corp.                                          190,000     $   6,175,000
  Equitable of Iowa Cos.                              145,000         9,443,125
  Jefferson Smurfit Corp.*                            135,000         2,624,063
  Keystone International, Inc.                        145,000         5,464,687
  Office Depot, Inc.*                                 323,600         5,966,375
  Stone Container Corp.                               253,900         4,379,775
  Tyco International Ltd.*                            445,000        34,904,687
  Wisconsin Central Transportation Corp.*             205,800         6,379,800
                                                                  -------------
                                                                  $  75,337,512
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $340,795,515)                      $ 432,590,436
--------------------------------------------------------------------------------
Convertible Bond
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
  Spectrum Holobyte, Inc., 6.5s, 2002 (Technology)##
    (Identified Cost, $560,000)                      $    560     $     403,900
--------------------------------------------------------------------------------
Short-Term Obligations - 2.0%
--------------------------------------------------------------------------------
  General Electric Capital Corp., due 9/02/97, at
    Amortized Cost                                   $  8,800     $   8,798,626
--------------------------------------------------------------------------------

Put Options Purchased - 1.6%
--------------------------------------------------------------------------------
ISSUER/EXPIRATION MONTH/STRIKE PRICE                CONTRACTS             VALUE
--------------------------------------------------------------------------------
  S & P 500 Index/March/875
   (Premiums Paid, $5,320,429)                          1,810     $   7,285,250
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $355,474,570)                 $ 449,078,212
--------------------------------------------------------------------------------
Call Options Written - (1.2)%
--------------------------------------------------------------------------------
3Com Corp.
  October/60                                            835       $  (114,812)
Aetna, Inc.
  January/115                                           230           (60,375)
AirTouch Communications, Inc.
  January/35                                          1,370          (368,188)
Atmel Corp.
  November/40                                         2,000          (400,000)
Bristol-Myers Squibb Co.
  December/95                                         1,000           (62,500)
Cigna Corp.
  October/200                                           150           (26,250)
Computer Associates International, Inc.
  October/80                                          1,000           (31,250)
Compaq Computer Corp.
  January/60                                            450        (1,350,000)
Cooper Cameron Corp.
  November/60                                         1,350        (1,147,500)
Digital Equipment Corp.
  October/45                                          1,500          (300,000)
Genesis Health Ventures, Inc.
  December/40                                         1,000           (56,250)
Harrah's Entertainment, Inc.
  November/25                                         2,350          (146,875)
HFS, Inc.
  January/65                                          1,400          (315,000)
International Business Machines Corp.
  January/120                                           460          (155,250)
Loral Space & Communications Corp.
  January/20                                          2,250          (210,938)
Microsoft Corp.
  October/150                                           350           (78,750)
Office Depot, Inc.
  October/20                                          1,500           (56,250)
Smith's Food & Drug Centers, Inc., "B"
  January/65                                            770           (38,500)
Telephone & Data Systems, Inc.
  November/45                                         2,000           (62,500)
Texas Instruments, Inc.
  October/125                                           700          (306,250)
Tyco International Ltd.
  October/95                                          2,178           (54,450)
United Healthcare Corp.
  December/60                                         1,400          (105,000)
Wisconsin Central Transportation Corp.
  January/40                                          1,750          (120,312)
WorldCom, Inc.
  December/37.5                                       1,320           (99,000)
--------------------------------------------------------------------------------
Total Call Options Written (Premiums Received,
  $5,098,759)                                                   $  (5,666,200)
Other Assets, Less Liabilities - 1.0%                               4,216,209
--------------------------------------------------------------------------------
Net Assets - 100.0%                                            $  447,628,221
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $355,474,570)       $449,078,212
  Cash                                                              71,733
  Receivable for investments sold                                6,955,635
  Receivable for Fund shares sold                                1,720,442
  Dividends and interest receivable                                 75,692
  Other assets                                                       3,297
                                                             -------------
      Total assets                                            $457,905,011
                                                             -------------
Liabilities:
  Payable for investments purchased                           $  4,052,035
  Payable for Fund shares reacquired                               138,726
  Written options outstanding, at value
   (premiums received, $5,098,759)                               5,666,200
  Payable to affiliates -
    Management fee                                                  27,611
    Administrative fee                                                 552
    Shareholder servicing agent fee                                  4,786
    Distribution and service fee                                   200,801
  Accrued expenses and other liabilities                           186,079
                                                             -------------
      Total liabilities                                      $  10,276,790
                                                             -------------
Net assets                                                   $ 447,628,221
                                                             =============

Net assets consist of:
  Paid-in capital                                             $292,536,744
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                          93,036,201
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               62,106,077
  Accumulated net investment loss                                  (50,801)
                                                             -------------
      Total                                                   $447,628,221
                                                             =============
Shares of beneficial interest outstanding                      26,628,795
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $288,226,715 / 17,148,342 shares of
    beneficial interest outstanding)                            $16.81
                                                                ======
  Offering price per share (100 / 94.25)                        $17.84
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $157,052,242 / 9,341,131 shares of
    beneficial interest outstanding)                            $16.81
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,349,264 / 139,322 shares of
    beneficial interest outstanding)                            $16.86
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                      $  1,584,274
    Interest                                                            253,981
    Foreign taxes withheld                                               (2,322)
                                                                   ------------
      Total investment income                                      $  1,835,933
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,864,061
    Trustees' compensation                                               46,635
    Shareholder servicing agent fee                                     338,341
    Shareholder servicing agent fee (Class A)                           112,975
    Shareholder servicing agent fee (Class B)                           101,851
    Distribution and service fee (Class A)                              836,020
    Distribution and service fee (Class B)                            1,405,119
    Administrative fee                                                   29,828
    Custodian fee                                                       147,918
    Postage                                                              78,101
    Printing                                                             59,523
    Auditing fees                                                        43,779
    Legal fees                                                            5,056
    Miscellaneous                                                       306,624
                                                                   ------------
      Total expenses                                               $  6,375,831
    Fees paid indirectly                                                (67,900)
                                                                   ------------
      Net expenses                                                 $  6,307,931
                                                                   ------------
        Net investment loss                                        $ (4,471,998)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 69,776,619
    Written options transactions                                         86,142
    Foreign currency transactions                                       (18,487)
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $ 69,844,274
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 73,137,532
    Written option transactions                                        (567,441)
    Translation of assets and liabilities in foreign currencies             (69)
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          translation                                              $ 72,570,022
                                                                   ------------
          Net realized and unrealized gain on investments
            and foreign currency                                   $142,414,296
                                                                   ------------
            Increase in net assets from operations                 $137,942,298
                                                                   ============
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
--------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (4,471,998)           $   (3,156,831)
  Net realized gain on investments and foreign currency
    transactions                                                  69,844,274                62,458,699
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          72,570,022               (45,740,086)
                                                              --------------            --------------
    Increase in net assets from operations                    $  137,942,298            $   13,561,782
                                                              --------------            --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $  (26,355,849)           $  (37,126,652)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (15,051,923)              (28,912,351)
                                                              --------------            --------------
    Total distributions declared to shareholders              $  (41,407,772)           $  (66,039,003)
                                                              --------------            --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                            $  128,378,865            $  105,543,935
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 38,469,332                60,342,057
  Cost of shares reacquired                                     (153,117,052)             (154,185,704)
                                                              --------------            --------------
    Increase in net assets from Fund share transactions       $   13,731,145            $   11,700,288
                                                              --------------            --------------
      Total increase (decrease) in net assets                 $  110,265,671            $  (40,776,933)

Net assets:
  At beginning of period                                         337,362,550               378,139,483
                                                              --------------            --------------

At end of period (including accumulated net investment
loss of $50,801 and $257,410, respectively)                   $  447,628,221            $  337,362,550
                                                              ==============            ==============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE MONTHS
                                                                     YEAR ENDED AUGUST 31,                 ENDED       PERIOD ENDED
                                                           ----------------------------------------      AUGUST 31,    NOVEMBER 30,
                                                               1997          1996            1995          1994           1993*
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):

Net asset value - beginning of period                      $    13.16     $    15.55     $    13.41     $    15.50     $    15.68
                                                           ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
 Net investment loss                                       $    (0.13)    $    (0.08)    $    (0.05)    $    (0.03)    $    (0.02)
 Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                                  5.46           0.58           3.22           0.77          (0.16)
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment
  operations                                               $     5.33     $     0.50     $     3.17     $     0.74     $    (0.18)
                                                           ----------     ----------     ----------     ----------     ----------
Less distributions declared to
 shareholders from net realized gain
 on investments and foreign currency transactions          $    (1.68)    $    (2.89)    $    (1.03)    $    (2.83)    $     --
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                            $    16.81     $    13.16     $    15.55     $    13.41     $    15.50
                                                           ==========     ==========     ==========     ==========     ==========
Total return(+)                                                 43.92%          3.92%         26.12%          5.12%++       (5.99)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                     1.43%          1.43%          1.46%          1.52%+         1.59%+
  Net investment loss                                           (0.93)%        (0.56)%        (0.34)%        (0.26)%+       (0.75)%+

Portfolio turnover                                                 96%           117%           115%            76%           106%

Average commission rate###                                 $   0.0569     $   0.0411     $     --       $     --       $     --

Net assets at end of period
 (000 omitted)                                             $  288,227     $  207,504     $  178,367     $  121,498     $  136,179

  *For the period from the commencement of the Fund's offering of Class A shares, September 20, 1993, through November 30, 1993.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge.
   If the charge had been included, the results would have been lower.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE MONTHS
                                                                     YEAR ENDED AUGUST 31,                 ENDED         YEAR ENDED
                                                           ----------------------------------------      AUGUST 31,     NOVEMBER 30,
                                                               1997          1996            1995          1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):
Net asset value - beginning of period                      $    13.14     $    15.46     $    13.35     $    15.49     $    15.42
                                                           ----------     ----------     ----------     ----------     ----------

Income from investment operations# -
 Net investment loss                                       $    (0.23)    $    (0.18)    $    (0.14)    $    (0.10)    $    (0.25)
 Net realized and unrealized gain
  on investments and foreign currency transactions               5.47           0.58           3.20           0.75           0.94
                                                           ----------     ----------     ----------     ----------     ----------
Total from investment operations                           $     5.24     $     0.40     $     3.06     $     0.65     $     0.69
                                                           ----------     ----------     ----------     ----------     ----------
Less distributions declared to
 shareholders from net realized gain
 on investments and foreign currency transactions          $    (1.57)    $    (2.72)    $    (0.95)    $    (2.79)    $    (0.62)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                            $    16.81     $    13.14     $    15.46     $    13.35     $    15.49
                                                           ==========     ==========     ==========     ==========     ==========
Total return                                                    42.95%          3.17%         25.19%          4.47%++        4.50%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                      2.11%          2.15%          2.18%          2.26%+         2.21%
 Net investment loss                                            (1.60)%        (1.27)%        (1.06)%        (1.01)%+       (1.55)%
Portfolio turnover                                                 96%           117%           115%            76%           106%
Average commission rate###                                 $   0.0569     $   0.0411     $    --        $     --       $     --
Net assets at end of period
 (000 omitted)                                             $  157,052     $  129,858     $  199,773     $  214,055     $  232,982

  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                      1992       1991    1990       1989       1988     1987**
----------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share
 outstanding throughout each period):
Net asset value - beginning of period                      $  13.00  $   9.23  $  11.32  $   7.86  $   6.94  $   6.50
                                                           --------  --------  --------  --------  --------  --------
Income from investment operations -
Net investment income (loss)                               $  (0.24) $  (0.12) $  (0.03) $   0.03  $   0.09  $   0.03
Net realized and unrealized
gain (loss) on investments and
foreign currency transactions                                  2.66      3.89     (2.06)     3.51      0.89      0.42
                                                           --------  --------  --------  --------  --------  --------
Total from investment operations                           $   2.42  $   3.77  $  (2.09) $   3.54  $   0.98  $   0.45
                                                           --------  --------  --------  --------  --------  --------
Less distributions declared to
shareholders from net realized
gain on investments and foreign
currency transactions                                      $   --    $   --    $   --    $  (0.08) $  (0.06) $  (0.01)
                                                           --------  --------  --------  --------  --------  --------
Net asset value - end of period                            $  15.42  $  13.00  $   9.23  $  11.32  $   7.86  $   6.94
                                                           ========  ========  ========  ========  ========  ========
Total return                                                  18.62%    40.85%   (18.46)%   45.35%    14.06%     7.47%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                      2.37%     2.44%     2.50%     2.52%     2.31%     2.25%+
 Net investment income (loss)                                 (1.85)%   (1.00)%   (0.27)%    0.37%     1.08%     0.09%+
Portfolio turnover                                               22%       59%       79%       84%      146%      163%
Net assets at end of period
 (000 omitted)                                             $249,493  $190,232  $152,132  $180,416  $137,311  $134,762

**For the period from the commencement of the Fund's investment operations,
  December 29, 1986, through November 30, 1987.
 +Annualized.

See notes to financial statements

--------------------------------------------------------------------------------
                                               PERIOD ENDED AUGUST 31, 1997***
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                 $13.18
                                                                      ------

Income from investment operations# -
  Net investment loss                                                 $(0.07)
  Net realized and unrealized gain on investments
   and foreign currency
   transactions                                                         3.75
                                                                      ------
      Total from investment operations                                $ 3.68
                                                                      ------
Net asset value - end of period                                       $16.86
                                                                      ======
Total return                                                          27.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           1.07%+
  Net investment loss                                                (0.65)%+
Portfolio turnover                                                       96%
Average commission rate                                              $0.0569
Net assets at end of period (000 omitted)                            $ 2,349

***For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data for the period are based on average shares outstanding. ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $4,678,607 was reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,010 for the year ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $20,163 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $98,942 for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $43,967 for Class B shares for the year ended August 31, 1997. Fees incurred under the distribution plans during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $190 and $101,980 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets of each class of shares at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $363,613,893 and $398,257,524, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $355,994,583
                                                               ============
Gross unrealized appreciation                                  $103,042,265
Gross unrealized depreciation                                    (9,958,636)
                                                               ------------
    Net unrealized appreciation                                $ 93,083,629
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Class A Shares

                                         YEAR ENDED AUGUST 31, 1997           YEAR ENDED AUGUST 31, 1996
                                         --------------------------    ---------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            5,344,407      $  80,513,731        4,380,258       $  63,996,858
Shares issued to shareholders in
 reinvestment of distributions         1,814,003         24,108,369        2,625,824          33,269,508
Shares transferred to Class I           (167,732)        (2,210,708)        --                 --
Shares reacquired                     (5,609,695)       (83,104,253)      (2,712,657)        (38,139,937)
                                       ---------      -------------       ----------       -------------
    Net increase                       1,380,983      $  19,307,139        4,293,425       $  59,126,429
                                       =========      =============       ==========       =============

Class B Shares

                                         YEAR ENDED AUGUST 31, 1997           YEAR ENDED AUGUST 31, 1996
                                         --------------------------    ---------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,284,660      $  47,554,552        2,993,295       $  41,547,077
Shares issued to shareholders in
 reinvestment of distributions         1,075,701         14,360,963        2,128,326          27,072,549
Shares reacquired                     (4,899,090)       (69,295,923)      (8,163,355)       (116,045,767)
                                      ----------      -------------       ----------      --------------
    Net decrease                        (538,729)     $  (7,380,408)      (3,041,734)     $  (47,426,141)
                                      ==========      =============       ==========      ==============

Class I Shares

                                                       PERIOD ENDED
                                                   AUGUST 31, 1997*
                                         --------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                               23,376       $    310,582
Shares transferred from Class A          167,732          2,210,708
Shares reacquired                        (51,786)          (716,876)
                                         -------       ------------
    Net increase                         139,322       $  1,804,414
                                         =======       ============


*For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $3,405.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                                    1997 CALLS
                                                       -----------------------
                                                       CONTRACTS      PREMIUMS
------------------------------------------------------------------------------
Outstanding, Beginning of Period                           --          --
  Options written                                        30,985    $5,306,231
  Options terminated in closing transactions              1,672       207,472
                                                         ------    ----------
Outstanding, End of Period                               29,313    $5,098,759
                                                         ======    ==========

At August 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Managed Sectors
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund (one of the series constituting MFS Series Trust I) as of August 31, 1997, the related statement of operations for the year the ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997, the nine months ended August 31, 1994, and each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Managed Sectors Fund at August 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MANAGED SECTORS FUND

TRUSTEES                                               SECRETARY
                                                       Stephen E. Cavan*
A. Keith Brodkin* - Chairman and President
                                                       ASSISTANT SECRETARY
Richard B. Bailey* - Private Investor;                 James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;              CUSTODIAN
Director, Cambridge Bancorp; Director,                 State Street Bank and Trust Company
Cambridge Trust Company
                                                       AUDITORS
Marshall N. Cohan - Private Investor                   Ernst & Young LLP

Lawrence H. Cohn, M.D. - Chief of Cardiac              INVESTOR INFORMATION
Surgery, Brigham and Women's Hospital;                 For MFS stock and bond market outlooks,
Professor of Surgery, Harvard Medical School           call toll free: 1-800-637-4458 anytime
                                                       from a touch-tone telephone.
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                For information on MFS mutual funds, call your
Chairman, Bank of N.T. Butterfield & Son Ltd.          financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Abby M. O'Neill - Private Investor;                    from 9 a.m. to 5 p.m. Eastern time (or leave a
Director, Rockefeller Financial Services, Inc.         message anytime).
(investment advisers)
                                                       INVESTOR SERVICE
Walter E. Robb, III - President and Treasurer,         MFS Service Center, Inc.
Benchmark Advisors, Inc. (corporate financial          P.O. Box 2281
consultants); President, Benchmark                     Boston, MA 02107-9906
Consulting Group, Inc. (office services);
Trustee, Landmark Funds (mutual funds)                 For general information, call toll free:
                                                       1-800-225-2606 any business day from
Arnold D. Scott* - Senior Executive Vice               8 a.m. to 8 p.m. Eastern time.
President, Director and Secretary,
Massachusetts Financial Services Company               For service to speech- or hearing-impaired, call
                                                       toll free: 1-800-637-6576 any business day from
Jeffrey L. Shames* - President and Director,           9 a.m. to 5 p.m. Eastern time. (To use this
Massachusetts Financial Services Company               service, your phone must be equipped with a
                                                       Telecommunications Device for the Deaf.)
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Ward Smith - Former Chairman (until 1994),             (1-800-637-8255) anytime from a touch-tone
NACCO Industries; Director, Sundstrand                 telephone.
Corporation
                                                       WORLD WIDE WEB
INVESTMENT ADVISER                                     www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street                                    [Dalbar   For the fourth year in a row, MFS
Boston, MA 02116-3741                                  Logo]     earned a #1 ranking in the DALBAR,
                                                                 Inc. Broker/Dealer Survey, Main Office
DISTRIBUTOR                                                      Operations Service Quality Category.
MFS Fund Distributors, Inc.                            The firm achieved a 3.42 overall score on a
500 Boylston Street                                    scale of 1 to 4 in the 1997 survey. A total of
Boston, MA 02116-3741                                  111 firms responded, offering input on the
                                                       quality of service they received from 29 mutual
PORTFOLIO MANAGER                                      fund companies nationwide. The survey contained
Kenneth J. Enright*                                    questions about service quality in 11
                                                       categories, including "knowledge of operations
TREASURER                                              contact," "keeping you informed," and "ease of
W. Thomas London*                                      doing business" with the firm.

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) MANAGED                                              BULK RATE
SECTORS FUND                                              U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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